UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

AMERICAN AIRLINES GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
AMERICAN AIRLINES GROUP INC. 2021 Annual Meeting Vote by May 8, 2021 11:59 PM ET

AMERICAN AIRLINES GROUP INC. 1 SKYVIEW DR. FORT WORTH, TX 76155

D43755-P51102-Z79292

 You invested in AMERICAN AIRLINES GROUP INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 9, 2021.

 Get informed before you vote

View the Notice, Proxy Statement, Form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	A proposal to elect 12 directors to serve until the 2022 Annual Meeting of Stockholders of American Airlines Group Inc. and until their respective successors have been duly elected and qualified.

Nominees are:

1a.	James F. Albaugh	For

1b.	Jeffrey D. Benjamin	For

1c.	Adriane M. Brown	For

1d.	John T. Cahill	For

1e.	Michael J. Embler	For

1f.	Matthew J. Hart	For

1g.	Susan D. Kronick	For

1h.	Martin H. Nesbitt	For

1i.	Denise M. O’Leary	For

1j.	W. Douglas Parker	For

1k.	Ray M. Robinson	For

1l.	Douglas M. Steenland	For

2.	A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of American Airlines Group Inc. for the fiscal year ending December 31, 2021.	For

3.	A proposal to consider and approve, on a non-binding, advisory basis, executive compensation of American Airlines Group Inc. as disclosed in the proxy statement.	For

4.	Advisory vote on a stockholder proposal to amend certain voting thresholds.	Against

If any other matters properly come before the 2021 Annual Meeting of Stockholders or any adjournments or postponements thereof, the persons named as proxies will vote upon those matters according to their judgment. The Board of Directors of American Airlines Group Inc. is not aware of any other business to be presented to a vote of the stockholders at the 2021 Annual Meeting of Stockholders.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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